Acquisition of UB Bancorp Further Strengthening Our Presence in North Carolina June 1, 2022 Exhibit 99.2

In-Market Transaction with Low Execution Risk and Attractive Financial Impact

Adding Scale in Strategically Important North Carolina

- ✓ **In-market acquisition** that adds **~$1.0bn of deposits** to FNB's franchise **in attractive North Carolina markets**
  - **Further strengthens** FNB's position in **North Carolina** with **Top 10 share overall** and **Top 10 share in 7 of North Carolina's 10 largest MSAs**
- ✓ **Granular deposit** franchise with **40% non-interest bearing** and **11bps cost of deposits**
- ✓ **Opportunity for significant cross-sell** of FNB product suite into UB Bancorp's customers

Low Risk, In-Market Transaction

- ✓ **Successful history** of operating **in North Carolina** with **101 branches**, **over 150 ATMs**, and **$7.4bn of deposits** pro forma for the transaction
- ✓ **In-market transaction** with **identified cost savings opportunities**
  - **33%** of UB Bancorp branches within 3 miles of an FNB branch
- ✓ Transaction represents only **~3% of combined asset size**
- ✓ **Proven acquisition history** having successfully integrated **8 acquisitions over the last 10 years**

Disciplined Pricing; Attractive Financial Impact

- ✓ **Disciplined pricing** with a **P/TBV of 1.54x (1.32x ex. AOCI)** and **Price / Fwd. Earnings with Fully Phased-In Cost Savings of 5.3x**
- ✓ **~2% EPS accretion** with fully phased-in cost savings
- ✓ **Limited TBV dilution of <1%** with **~2 year Earnback**
- ✓ **Attractive use of capital** with **IRR >30%; neutral to CET1** capital ratio

F.N.B. Corporation

2

UB Bancorp (“UBNC”) was founded in 1998 as the little bank Inc. and headquartered in Greenville, NC Acquired Union Banc Corp in 2017; combined company re-branded to Union Bank 6th largest community bank headquartered in NC(1) Experienced and long-tenured management team that has grown the bank since inception Loan Yield: 4.63% Cost of Deposits: 0.11% $1,043mm NIB MMDA & Savings Retail Time Franchise & Market Data: Profitability: Balance Sheet, Capital and Asset Quality: Interest Bearing DDA Loans Breakdown Deposits Breakdown Commercially Focused Bank with Attractive Presence in North Carolina Overview of UB Bancorp Key Franchise / Financial Highlights C&I OO CRE NOO CRE Multifamily C&D(3) Resi. RE Consumer & Other $668mm ____________________ Sources: S&P Capital IQ and Company materials. Includes banks with assets under $5bn. Reflects bank-level CET1 ratio. 1-4 Family Construction Loans account for 55% of C&D portfolio. 97% Core 76% Commercial Jumbo Time (2)

Adding In-Market Scale in Key North Carolina Markets

Presence in Attractive Markets Across Eastern and Central North Carolina



Cleveland
Pittsburgh
Harrisburg
Baltimore
PENNSYLVANIA
NEW YORK
CONNECTICUT
NEW JERSEY
MARYLAND
DELAWARE
DISTRICT OF COLUMBIA
OHIO
WEST VIRGINIA
VIRGINIA
Winston-Salem
Charlotte
NORTH CAROLINA
Wilmington
SOUTH CAROLINA
Charleston
GEORGIA
UBNC
FNB



Greensboro
Winston-Salem
Durham
Raleigh
Greenville
Asheville
Charlotte
Wilmington
77
85
95
40
26
UBNC
FNB

Durham MSA

3 Branches **$143mm** Deposits



Pop. Growth ('22-'27E)
3.8%
3.2%
MSA
U.S.
HHI Growth ('22-'27E)
11.3%
12.1%
MSA
U.S.

Key Businesses: Duke University, IBM, Cisco

Raleigh MSA

3 Branches **$185mm** Deposits



Pop. Growth ('22-'27E)
5.1%
3.2%
MSA
U.S.
HHI Growth ('22-'27E)
12.3%
12.1%
MSA
U.S.

Key Businesses: WakeMed, Pfizer, Duke Energy

Greenville MSA

1 Branch **$187mm** Deposits



Pop. Growth ('22-'27E)
2.5%
3.2%
MSA
U.S.
HHI Growth ('22-'27E)
14.2%
12.1%
MSA
U.S.

Key Businesses: ECU, PENCO, ThermoFisher Scientific

Sources: S&P Capital IQ and Company materials.

F.N.B. Corporation
4

UB Bancorp's Low-Cost Granular Deposit Base

Opportunity to Leverage Core Deposit Funding with Loan/Deposit Ratio of 64%

Significant Growth of Core Deposits[1]

($ in millions)

17% Deposit CAGR

18% Core Deposit CAGR



$627
5%
31%
33%
30%
$678
7%
29%
33%
32%
$753
5%
17%
38%
41%
$1,004
4%
16%
42%
39%
$1,043
3%
15%
42%
40%
2018
2019
2020
2021
Q1'22
Non Interest-Bearing
Non-Time Interest Bearing
Retail Time
Jumbo Time

Cost: 0.64%	0.87%	0.47%	0.16%	0.11%

Granular, Long Standing, Low Cost Deposit Franchise

~$2,000
Median Account Balance[2]

7
Year Avg. Deposit Relationship[3]

40%
Non-Interest Bearing

Review of Last Hike Cycle: Valuable Lower Beta Deposits

Q3'15-Q2'19 Beta
UBNC: 23%
FNB: 29%



2.50%
0.89%
0.37%
0.25%
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Fed Funds Rate (Top End)
Cost of deposits

F.N.B. Corporation

Sources: S&P Capital IQ and Company materials.
(1) Defines as Total Deposits excluding Jumbo Time Deposits.
(2) Reflects median account size of non-time deposits.
(3) Balance weighted tenure of non-time deposits accounts.

5

6 Loan Growth by Region (‘18 -‘21) NC Other 12% Deposit Organic CAGR 1.3x FNB Pro Forma Top 10 Ranking in 7 of 10 Largest North Carolina MSAs Complementing FNB’s Strong Organic Growth in North Carolina Improved Deposit Ranking Across the State and Key MSAs Top 10 Share in Attractive North Carolina Markets ($ in millions) Complementary to FNB’s Continued Investment in North Carolina ~800 FTE’s in North Carolina 1.2x North Carolina Has Provided a Strong Engine for Growth 8% Loan Organic CAGR(1) ($ in billions) 9 New Branches / LPOs Since 2018 ~$10mm Investment in Raleigh and Charlotte HQs 2.0x 1.5x 2.5x #12 #10 #9 #8 #10 #5 #9 #7 #10 #8 (2)

Key Transaction Assumptions

Conservative Assumptions Utilized for Pro Forma Merger Analysis

Consideration & Deal Value	• **Consideration Mix:** 100% Stock • **Exchange Ratio:** 1.61 shares of FNB common stock for each share of UB Bancorp common stock • **Transaction Value:** $117mm deal value, or $19.56 per share • **Price / TBV:** 1.54x (1.32x ex. AOCI) • **Price / Forward Earnings with Fully Phased-In Cost Savings:** 5.3x
Cost Savings & Earnings Adjustments	• **Cost Savings:** >45% cost savings on UB Bancorp's non-interest expense • **Phase-In Period:** 75% in year one and 100% thereafter • **Durbin Impact:** ~$0.4mm reduction in interchange income per year

Key Merger Assumptions	• **One-Time Merger Expenses:** ~$17mm pre-tax
	    • Impact of one-time merger expenses fully included in pro forma closing impact for TBV and capital
	• **Loan Credit Mark:** 1.60% of loans
	    • 23% PCD loan mark composition and 77% non-PCD composition
	    • Day 2 CECL reserve of 1.65% of non-PCD loans
	• **Core Deposit Intangible:** 1.50% of non-time deposits
	    • Amortized using 10-year sum-of-year digits
	• **Closing:** Estimated in late 2022

F.N.B. Corporation

7

8 ____________________ Sources: S&P Capital IQ and Company materials. Includes bank M&A transactions between $150 - $500mm since 2017 where target is headquartered in FL, NC, GA, and SC. Includes Carolinas transactions above $100mm in deal value. Core deposits defined as total deposits less jumbo time deposits. Attractive Financial Impact Financially-Compelling Transaction for FNB, While Preserving Tangible Book Value and Capital Disciplined Pricing Resulting in… Southeast Precedents(1) P / TBV Core Deposit Premium(2) Fully-Phased EPS Accretion TBVPS Accr. / (Dil.) TBV Earnback (Yrs) IRR GAAP Excluding AOCI 1.54x 4.1% ~2.0% <(1.0%) ~2 +30% 1.32x 2.8% ~1.6% ~(0.5%) <2 +30% 1.85x 12.2% 3.3% (1.9%) ~2.5 ~20% …Attractive Financials Despite Relative Size Target as % Combined Assets 3% 3% 15%

Transaction In Line With Our Stated M&A Strategy

	Key Items	FNB & UB Bancorp Partnership	Assessment
Qualitative	Low-Risk	• UB Bancorp represents ~3% of combined asset size • FNB already operates in a number of UB Bancorp markets • FNB has an experienced dedicated project management and integration office	✓
Qualitative	In-Market	• UB Bancorp is additive to FNB's NC strategy, increasing market deposits by ~$1.0bn • Improves competitive position in key markets; pro forma company has top 10 share in 7 out of North Carolina's 10 largest markets • In-market with identified cost savings opportunities	✓
Qualitative	Experienced Acquirer	• FNB has acquired and successfully integrated 8 acquisitions over the last 10 years	✓
Quantitative	Limited TBV Dilution	• Minimal tangible book value dilution (<1%) with a 2 year earnback period	✓
Quantitative	Capital	• Neutral to regulatory capital metrics • Does not impact FNB's previously announced buyback program	✓
Quantitative	Improved Profitability	• ~2% EPS accretive to FNB • Increases ROATCE by >40bps • Improves efficiency ratio by >60bps	✓

F.N.B. Corporation

Sources: S&P Capital IQ and Company materials.

9

10 Key Takeaways Adding Scale in Strategically Important North Carolina Disciplined Pricing; Attractive Financial Impact Low Risk, In-Market Transaction

Disclaimer ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT This document is being made available in respect of the proposed merger transaction between FNB and UB Bancorp. In connection with the proposed merger, FNB will file a registration statement on Form S-4 with the SEC to register FNB’s shares that will be issued to UB Bancorp’s stockholders in connection with the merger. The registration statement will include a proxy statement of UB Bancorp and a prospectus of FNB as well as other relevant documents concerning the proposed transaction. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus, other relevant materials (when they become available) and any other documents FNB has filed with the SEC may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents FNB has filed with the SEC by contacting James Orie, Chief Legal Officer, F.N.B. Corporation, One North Shore Center, Pittsburgh, PA 15212, telephone: (724) 983-3317. The proxy statement/prospectus, when it becomes available, may also be obtained free of charge from F.N.B. Corporation, One North Shore Center, Pittsburgh, PA 15212, telephone: (724) 983-3317, or UB Bancorp, 1011 Red Banks Road, Greenville, NC 27858, telephone: (866) 638-0552. Participants in the Solicitation FNB and UB Bancorp and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from UB Bancorp’s stockholders in connection with the proposed merger. Information regarding FNB’s directors and executive officers is contained in FNB’s Proxy Statement on Schedule 14A, dated March 25, 2022, as amended, and in certain of its Current Reports on Form 8-K, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of these documents may be obtained as described in the preceding paragraph.   No Offer or Solicitation This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Cautionary Statement Regarding Forward-Looking Information This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of FNB and UB Bancorp with respect to their planned merger, the strategic benefits and financial benefits of the merger, including the expected impact of the transaction on the combined company’s future financial performance (including anticipated accretion to earnings per share and other metrics) and the timing of the closing of the transaction. Forward-looking statements are typically identified by words such as "believe," "plan," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "will," "should," "project," "goal," and other similar words and expressions. Forward-looking statements are subject to risks, uncertainties and assumptions which may change over time or as a result of unforeseen circumstances. Future events or circumstances may change expectations or outlook and may affect the nature of the assumptions, risks and uncertainties to which forward-looking statements are subject. The forward-looking statements in this document pertain only to the date of this document, and FNB and UB Bancorp disclaim any obligation to update or revise any forward-looking statements, except as required by law. Actual results or future events may differ, possibly materially, from those that are anticipated in these forward-looking statements. Accordingly, we caution against placing undue reliance on any forward-looking statements. Forward-looking statements contained in this document are subject to, among others, the following risks, uncertainties and assumptions: The possibility that the anticipated benefits of the transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where FNB and UB Bancorp do business, or as a result of other unexpected factors or events; Completion of the transaction is dependent on the satisfaction of customary closing conditions, including approval by UB Bancorp stockholders, which cannot be assured, and the timing and completion of the transaction is dependent on various factors that cannot be predicted with precision at this point; The occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; Completion of the transaction is subject to bank regulatory approvals and such approvals may not be obtained in a timely manner or at all or may be subject to conditions which may cause additional significant expense or delay the consummation of the merger transaction; Potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; The outcome of any legal proceedings that may be instituted against FNB or UB Bancorp; Subsequent federal legislative and regulatory actions and reforms affecting the financial institutions’ industry may substantially impact the economic benefits of the proposed merger; Unanticipated challenges or delays in the integration of UB Bancorp’s business into FNB’s and the conversion of UB Bancorp’s technology systems and customer data may significantly increase the expense associated with the transaction; and Other factors that may affect future results of FNB and UB Bancorp, including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. These forward-looking statements are also subject to the principal risks and uncertainties applicable to FNB’s business and activities generally that are disclosed in FNB’s 2021 Annual Report on Form 10-K and other FNB files with the SEC and UB Bancorp’s Investor Relations website. FNB’s SEC filings are accessible on the SEC website at www.sec.gov. Use of Projections and Financial Information This document contains financial forecasts relating to the anticipated future financial performance of the proposed combination of FNB and UB Bancorp and is subject to risks and uncertainties that could cause actual results to differ materially from those forecasts and should be read with caution. They are subjective in many respects and thus susceptible to interpretations and periodic revisions based on actual experience and recent developments. While presented with numerical specificity, the projections were not prepared in the ordinary course and are based upon a variety of estimates and hypothetical assumptions made by management of FNB and UB Bancorp with respect to, among other things, general economic, market, interest rate and financial conditions, the availability and cost of capital for future investment, and competition within applicable markets. The projections were not prepared with a view toward compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for prospective financial information or generally accepted accounting principles in the United States of America (“GAAP”). None of the assumptions underlying the projections may be realized, and they are inherently subject to significant business, economic and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the control of FNB and UB Bancorp. Accordingly, there can be no assurance that the assumptions made in preparing the projections will prove accurate, and actual results may materially differ. For these reasons, as well as the bases and assumptions on which the projections were compiled, the inclusion of the information set forth below should not be regarded as an indication that the projections will be an accurate prediction of future events, and they should not be relied on as such. None of FNB and UB Bancorp or any of their respective affiliates, advisors or other representatives has made, or makes, any representation to any stockholder regarding the information contained in the projections and, except as required by applicable securities laws, neither FNB and UB Bancorp intends to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrences of future events even in the event that any or all of the assumptions are shown to be in error. Market and Industry Data Market and industry data used throughout this presentation is based on information derived from third party sources, the knowledge of the management teams of FNB and UB Bancorp regarding their respective industries and businesses and respective management teams’ good faith estimates. While management of FNB and UB Bancorp believe that the third party sources from which market and industry data has been derived are reputable, FNB and UB Bancorp have not independently verified such market and industry data, and you are cautioned not to give undue weight to such market and industry data. Non-GAAP Financial Measures Financial measures included in the forecasts provided to a board of directors or financial advisor in connection with a business combination transaction are excluded from the definition of “non-GAAP financial measures” under the rules of the SEC, and therefore the UB Bancorp projections, the FNB and UB Bancorp combined company projections, and estimated synergies included in this presentation are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not provided to or relied upon by the FNB board of directors, UB Bancorp, or the FNB and UB Bancorp respective financial advisors in connection with the merger. Accordingly, no reconciliation of such measures is provided in this presentation.